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                                                                   EXHIBIT 10.6


                           PREEMPTIVE RIGHTS AGREEMENT


         This Preemptive Rights Agreement (the "Agreement") dated as of July 28, 1997, by and among Long Distance International Inc., a Florida corporation ("LDI" or the "Company"); the entities listed on Schedule 1 hereto (collectively, the "Advent Entities"); Clifford Friedland ("Friedland"); and David Glassman ("Glassman").

                                   WITNESSETH:

         WHEREAS, the Advent Entities, Friedland and Glassman (collectively, the "Shareholders") are all holders of shares of, or of warrants, options or other rights exercisable or convertible into, Common Stock of the Company;

         WHEREAS, in accordance with Section 607.063 of the Florida Business Corporation Law, the Company wishes to provide for preemptive rights and to specify the terms under which such preemptive rights may be exercised; and

         WHEREAS, the Company and the Shareholders wish to provide an opportunity to other current and future holders of shares of, or of warrants, options or other rights exercisable or convertible into, Common Stock of the Company to have and exercise preemptive rights on the same terms as the Shareholders have.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LDI and the Shareholders (collectively, the "Parties") hereby agree as follows:

         Section 1. Definitions.

         Capitalized terms shall have the following meanings when used in this
Agreement:

         (a) "Affiliate" of a Person means any other Person that controls, is controlled by, or is under common control with, such Person.
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         (b) "Common Stock" means the common stock of the Company, par value
$0.001 per share.

         (c) "Common Stock Fair Market Value" means, if the Common Stock is traded on the NASDAQ National Market or a national securities exchange, the average last sale price in such market over the ten (10) trading days on which the Common Stock was traded immediately preceding the date of determination, or if not so traded, the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company for the purpose of granting incentive stock options or issuing shares to employees of the Company or any subsidiary of the Company determined as of the most recent date that such determination has been made within one year of the applicable date or, if no such determination has been made during such period, the fair market value of such stock, as determined in good faith by the Board of the Directors of the Company as of the applicable date.

         (d) "Initial Public Offering" means the completion of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended covering the offering and sale of Common Stock for the account of the Company.

         (e) "New Securities" means any Common Stock, whether now authorized or not, and any rights, options or warrants to purchase any such Common Stock, and securities of any type whatsoever that are, or may become, convertible into Common Stock; provided that the term "New Securities" does not include:

             (i) securities issued in connection with an acquisition by LDI of another business entity or business segment of such an entity, whether by merger, purchase of substantially all the assets, or by other reorganization, but only if at the conclusion of such acquisition LDI will own more than fifty percent (50%) of the voting power of such business entity or business segment, and immediately after the acquisition, each Shareholder's pro rata share (as defined in Section 2(b)) of the surviving entity's common stock; rights, options or warrants to purchase any such common stock; and securities of any type whatsoever that are, or may become, convertible into such common stock is no less than his pro rata share of the Common Stock; rights, options or warrants to purchase any Common Stock; and securities of any type whatsoever that are, or may become, convertible into Common Stock, immediately before such acquisition;


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             (ii)   securities issued to employees, consultants, officers or
directors of LDI either

                    (x) pursuant to any stock option, stock purchase, stock bonus or similar plan that is or has been approved by the Board of Directors of the Company on or before the date of this Agreement, or

                    (y) pursuant to any stock option, stock purchase, stock bonus or similar plan that is approved by the Compensation Committee of the Board of Directors of the Company, provided that such securities have an exercise price of no less than the Common Stock Fair Market Value on the date of the grant;

             (iii) securities issued in connection with any stock split, stock dividend, recapitalization or other reorganization of LDI;

             (iv) securities issued upon the exchange, exercise or conversion of any security that was the subject of a right of first refusal pursuant to this Agreement;

             (v)    securities sold in an Initial Public Offering;

             (vi)   treasury shares;

             (vii) any right, option or warrant to acquire any security convertible solely into the securities excluded from the definition of New Securities pursuant to subsections (i) through (vi) above;

             (viii) any Common Stock, or any rights, options, warrants, or shares convertible into or exchangeable for Common Stock, which the Company was, on or before the date of this Agreement, required to issue;

             (ix) any securities issued pursuant to the Stock Purchase Agreement among LDI and the Advent Entities dated as of the date hereof;

             (x) any securities issued to shareholders of the Company pursuant to that certain preemptive rights notice dated July 7, 1997;


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             (xi)   any securities issued to the purchasers thereof pursuant to the letter agreement dated November 6, 1996, between the Company and ARC Limited Partners and the letter agreements dated February 25, 1997, and July 28, 1997, between the Company and Societe Generale Securities Corporation and Bannon & Co., Inc.;

             (xii)  any securities as to which both:

                    (x) those Advent Entities that are holders of Shares, and

                    (y) Shareholders representing a majority of the Shares of the Common Stock subject to this Agreement, on a fully diluted basis, assuming full conversion or exchange of any securities convertible into or exchangeable for Common Stock and exercise for Common Stock of any right, option or warrant held by such Person (or which such Person is entitled to hold pursuant to a right of conversion or exchange on any security)

waive the rights of first refusal contained in Section 2 of this Agreement; and

             (xiii) at any time when no Person has preemptive rights, rights of first refusal or rights of a similar nature pursuant to any other agreement with the Company (including without limitation those certain shareholders agreement dated July 22, 1994 and September 1994), securities issued in connection with an acquisition by LDI of another business entity or business segment of such an entity, whether by merger, purchase of substantially all the assets, or by other reorganization.

         (f) "Person" means an individual, partnership, company, corporation or other legal entity, as the context requires.

         (g) "Shares" means shares of any class or series of the capital stock of the Company.

         Section 2. Grant of Right of First Refusal.

         (a) LDI hereby grants to each of the Shareholders the right of first refusal to purchase such Shareholder's pro rata share of New Securities which LDI may, from time to time, sell or issue on or after the date of this Agreement.


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         (b) For purposes of this Agreement, a Shareholder's "pro rata share" is the ratio of the number of Shares of Common Stock owned by such Shareholder immediately prior to the issuance of New Securities, assuming full conversion or exchange of any Shares convertible into or exchangeable for Common Stock and exercise of any right, option or warrant for Common Stock held by such Shareholder (or which it is entitled to hold pursuant to a right of conversion or exchange of any security), to the total number of Shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of all outstanding Shares convertible into or exchangeable for Common Stock and exercise of all outstanding rights, options and warrants for Common Stock (or which it is entitled to hold pursuant to a right of conversion or exchange of any security).

         (c) This right of first refusal shall be subject to the remaining provisions of this Agreement.

         (d) Every Shareholder hereby irrevocably relinquishes any and all preemptive rights or rights of first refusal or rights of a similar nature contained in or described in any other agreement with the Company dated before the date of this Agreement, including without limitation those certain shareholders agreements dated July 22, 1994 and September 1994, if applicable.

         (e) Notwithstanding anything in this Agreement to the contrary, no adjustment in the number of shares of Common Stock issuable or issued upon exercise, exchange, or conversion of any securities convertible into or exchangeable for Common Stock and exercise for Common Stock of any right, option or warrant held by such Person (or which such Person is entitled to hold pursuant to a right of conversion or exchange on any security) by reason of original provisions of or relating to such security which provide for an automatic adjustment upon the occurrence of specified events shall be deemed an issuance or sale or a proposed issuance or sale of New Securities, nor shall such adjustment give rise to any rights of first refusal under this Agreement.

         Section 3. Notice of Proposal to Issue or Sell.

         (a) In the event LDI proposes to issue or sell New Securities, it shall give each Shareholder written notice of the proposal (a "Section 3(a) Notice"), describing


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the proposed New Securities, and the terms (including the cash to be paid for, plus the fair market value of any other consideration to be given for, the New Securities) upon which LDI proposes to sell or issue the New Securities and the proposed buyers, if known.

         (b) Each Shareholder shall have 30 days after any Section 3(a) Notice is given to agree to purchase such New Securities upon the terms specified in the Section 3(a) Notice, and any Shareholder wishing to do so shall give written notice to LDI, stating therein the quantity of New Securities to be purchased, which in any event may not exceed such Shareholder's pro rata shares thereof. A Shareholder who fails to give such notice shall be deemed to have waived its right of first refusal under this Agreement.

         (c) Except as otherwise provided in subsection (d), all the Shareholders who exercise their right pursuant to Section 3(b) shall purchase the quantity of New Securities specified in each such Shareholder's notice to the Company on the terms specified in the Section 3(a) Notice (except that if such terms include the giving of consideration other than cash, the Shareholders shall pay the fair market value of such other consideration in lieu thereof) on a date (other than a date on which banks in New York City are closed) not more than 210 days after the date of Section 3(a) Notice. The Company shall give each such Shareholder notice of the purchase date not less than ten days in advance of the purchase date.

         (d) If the Company proposes to sell or issue securities that are New Securities but would not be New Securities if no Person had preemptive rights, rights of first refusal or rights of a similar nature pursuant to any other agreement with the Company (including without limitation those certain shareholders agreement dated July 22, 1994 and September 1994), and if all Persons having any such rights either waive or are deemed not to have exercised such rights pursuant to the applicable agreements, then no Shareholder shall have any right under this Agreement to purchase any such New Securities even if such Shareholder has given the Company the notice described in Section 3(b).

         Section 4. Sale or Issuance After Notice.

         (a) From the first day after the first day on which each Shareholder has (i) exercised its right of first refusal as provided for in Section 3(b),
(ii) waived its right of


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first refusal in writing, or (iii) been deemed to have waived its right of first refusal pursuant to the last sentence of Section 3(b), LDI shall have 180 days to sell or issue, or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, no later than 180 days from the date of such agreement) to sell or issue, all those New Securities covered by the applicable Section 3(a) Notice, at a price and upon terms no more favorable to the purchasers thereof than specified in such Section 3(a) Notice.

         (b) If LDI does not sell such New Securities within the time periods specified in Section 4(a), LDI shall not be permitted to issue or sell such New Securities, unless it first offers such securities to all the Shareholders again pursuant to the terms of this Agreement.

         Section 5. Redemption of Certain New Securities.

         (a) Any options, warrants, or other rights to purchase Common Stock that a Shareholder purchases pursuant to this Agreement (collectively, "Option Rights") shall be subject to redemption by the Company if the Company does not complete a sale or issuance pursuant to Section 4(a) of the New Securities the proposed sale or issuance of which caused the Company to give the Section 3(a) Notice that led to the Shareholder's purchase of such Option Rights.

         (b) If the Company completes a sale or issuance pursuant to Section 4(a) of the New Securities the proposed sale or issuance of which caused the Company to give the Section 3(a) Notice that led to one or more Shareholders' purchase of any Option Rights, and any such New Securities (other than any New Securities purchased by any Shareholder pursuant to his right of first refusal pursuant to Section 2 hereof) expire without exercise, then the Company shall redeem that portion of the Option Rights which equals that portion of the New Securities (other than any New Securities purchased by any Shareholder pursuant to his right of first refusal pursuant to Section 2 hereof) which have so expired without exercise, unless such Option Rights are exercised before the Company so redeems.


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         Section 6. Termination.

         (a) Upon the disposition by a Shareholder of all of the Shares of Common Stock owned by such Shareholder, such Shareholder shall have no further rights under this Agreement.

         (b) This Agreement shall terminate upon the consummation of an Initial Public Offering.

         Section 7. Further Assurances. LDI and each Shareholder shall execute, deliver and perform all such additional documents, agreements, certificates and instruments and shall take all such further actions as may be necessary or advisable to effectuate the terms and conditions of this Agreement.

         Section 8. Notice.

         (a) All notices and other communications to be given under this Agreement, including without limitation a Section 3(a) Notices described in Section, shall be in writing and shall be deemed to have been given:

             (i) on the date delivered if delivered personally or actually received by a means other than those specified in the remainder of this Section 8(a);

             (ii) on the date sent if sent by registered or certified mail, return receipt requested;

             (iii) on the date sent if sent by overnight courier or international air courier; or

             (iv) on the date sent if sent by facsimile transmission with electronic verification.

         (b) Notice shall be given to the parties to this Agreement at the following addresses (or at such other address as a party may specify by notice pursuant to this Section 8):


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                  If to the Company:

                  Long Distance International Inc.
                  888 S. Andrews Avenue, Suite 205
                  Ft. Lauderdale, Florida  33316
                  Facsimile: (954) 524-5110
                  Attention: David Glassman

                  If to any of the Advent Entities:

                  Advent International Corporation
                  101 Federal Street
                  Boston, Massachusetts  02110
                  Facsimile: (617) 443-0322
                  Attention: Olaf N. Krohg

                  If to Glassman:

                  David Glassman
                  c/o Long Distance International Inc.
                  888 S. Andrews Avenue, Suite 205
                  Ft. Lauderdale, Florida  33316
                  Facsimile: (954) 524-5110

                  If to Friedland:

                  Clifford Friedland
                  c/o Long Distance International Inc.
                  888 S. Andrews Avenue, Suite 205
                  Ft. Lauderdale, Florida  33316
                  Facsimile: (954) 524-5110

         Section 9. Additional Parties.

         (a) At the option of the Company, any current or future Person holding of record Shares of Common Stock, whether now authorized or not, or holding any rights, options or warrants to purchase any Common Stock, or holding any securities of any


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type whatsoever that are, or may become, convertible into Common Stock may become a party to this Agreement and a Shareholder for all purposes under this Agreement by taking all of the actions specified in Section 9(b). Upon the acceptance in writing by the Company of such Person as a party to this Agreement following such Person's taking all such actions, such Person shall be deemed to have become a Shareholder under this Agreement and a party to this Agreement, and to have relinquished any and all preemptive rights, rights of first refusal, and rights of a similar nature contained or described in any other agreement with the Company (including without limitation those certain shareholders agreements dated July 22, 1994 and September 1994).

         (b) The required actions of a Person seeking to become a party to this Agreement and a Shareholder are:

             (i) Signing a copy of this Agreement and delivering the signed Agreement to the Company pursuant to the provisions of Section 8(a); and

             (ii) Giving the Company a writing (i) explicitly relinquishing any and all preemptive rights, rights of first refusal or rights of a similar nature contained in or described in any other agreement with the Company (including without limitation those certain shareholders agreement dated July 22, 1994 and September 1994) if applicable and (ii) specifying an address at which such Person can be given notices under this Agreement.

         Section 10. Miscellaneous.

         (a) This Agreement supersedes all prior agreements among the Shareholders relating to the subject hereof and is intended as a complete and exclusive statement of the terms of the agreement between the parties with respect to such subject.

         (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws of choice of laws.

         (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


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         (d) Any term or provision of this Agreement may be waived at any time by any party hereto by means of a writing signed by such party.

         (e) This Agreement may only be amended in a writing executed by all the parties hereto.

         (f) Except as otherwise provided herein, no party hereto shall assign this Agreement or any part hereof or any rights or obligations hereunder without the prior written consent of the other parties. No such assignment shall release any party of any of obligations or liabilities it has already accrued under this Agreement.

         (g) Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (h) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, then the invalid, illegal, or unenforceable part shall be replaced, if possible, by a valid, legal and enforceable provision that most closely effectuates the intent of the parties to this Agreement.

         (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, LDI and the Shareholders have caused this Agreement to be duly executed as of the day and year first above written.

         [Signatures begin on next page]


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                         GLOBAL PRIVATE EQUITY III L.P., a
                         Delaware limited partnership

                         By:      Advent International L.P., General Partner

                         By:      Advent International Corporation, General
                                  Partner


                         By:      _____________________________
                         Its:     _____________________________


                         GLOBAL PRIVATE EQUITY III-A L.P., a
                         Delaware limited partnership

                         By:      Advent International L.P., General Partner

                         By:      Advent International Corporation, General
                                  Partner


                         By:      _____________________________
                         Its:     _____________________________


                         GLOBAL PRIVATE EQUITY III-B L.P., a
                         Delaware limited partnership

                         By:      Advent International L.P., General Partner

                         By:      Advent International Corporation, General
                                  Partner


                         By:      _____________________________
                         Its:     _____________________________
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                         GLOBAL PRIVATE EQUITY III-C L.P., a
                         Delaware limited partnership

                         By:      Advent International L.P., General Partner

                         By:      Advent International Corporation, General
                                  Partner


                         By:      _____________________________
                         Its:     _____________________________


                         ADVENT PGGM GLOBAL L.P., a Delaware
                         limited partnership

                         By:      Advent International L.P., General Partner

                         By:      Advent International Corporation, General
                                  Partner


                         By:      _____________________________
                         Its:     _____________________________


                         ADVENT EURO-ITALIAN DIRECT
                         INVESTMENT PROGRAM L.P., a Delaware
                         limited partnership

                         By:      Advent International L.P., General Partner

                         By:      Advent International Corporation, General
                                  Partner


                         By:      _____________________________
                         Its:     _____________________________
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                         ADVENT PARTNERS (NA) GPE III L.P., a
                         Delaware limited partnership

                         By:      Advent International Corporation, General
                                  Partner

                         By:      _____________________________
                         Its:     _____________________________


                         ADVENT PARTNERS GPE III L.P., a Delaware limited partnership

                         By:      Advent International Corporation, General
                                  Partner

                         By:      _____________________________
                         Its:     _____________________________


                         ADVENT PARTNERS L.P., a Delaware limited partnership

                         By:      Advent International Corporation, General
                                  Partner

                         By:      _____________________________
                         Its:     _____________________________



                         FOUR SEASONS VENTURE II AS, a Norwegian
                         limited company

                         By:      _____________________________
                                  Pursuant to a Power of Attorney
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                         ADVENT GLOBAL GECC III L.P., a Delaware
                         limited partnership

                         By:      Advent Global Management L.P., General
                                  Partner

                         By:      Advent International L.P., General Partner

                         By:      Advent International Corporation, General
                                  Partner


                         By:      _____________________________
                         Its:     _____________________________


                         LONG DISTANCE INTERNATIONAL INC., a
                         Florida corporation


                         By:      _____________________________
                         Its:     _____________________________


                         CLIFFORD FRIEDLAND


                         _______________________


                         DAVID GLASSMAN


                         _______________________